UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 3)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	October 9, 2007

EMERALD DAIRY INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-52174	80-0137632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11990 Market Street, Suite 205
Reston, Virginia 20190

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:	(703) 867-9247

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 12, 2007, Emerald Dairy Inc. (formerly known as Amnutria Dairy Inc. and Micro-Tech Identification Systems, Inc., the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Form 8-K”), with respect to the Agreement and Plan of Reorganization and Merger by and among the Company, AIDH Acquisition, Inc., a newly formed, wholly-owned Nevada subsidiary of the Company (“Acquisition Sub”), Tryant LLC, the majority shareholder of the Company, and American International Holding Co., Inc., a privately-held Nevada corporation (“AIDH”), whereby, effective as of October 9, 2007, Acquisition Sub was merged with and into AIDH, and AIDH became a wholly-owned subsidiary of the Company (the “Reverse Merger”).

Simultaneously with the Reverse Merger, the Company:

•
sold 1,333,333 units of its securities, consisting of (i) 1,333,333 shares of Common Stock, (ii) three-year warrants to purchase 266,667 shares of Common Stock, at an exercise price of $0.94 per share, and (iii) two-year warrants to purchase 1,333,333 shares of Common Stock, at an exercise price of $1.50 per share, for an aggregate purchase price of $1,000,000;

•
sold 2,061,227 units of its securities, consisting of (i) 2,061,227 shares of Common Stock, (ii) three-year warrants to purchase 412,245 shares of Common Stock, at an exercise price of $2.04 per share, and (iii) two-year warrants to purchase 2,061,227 shares of Common Stock, at an exercise price of $3.26 per share, for an aggregate purchase price of $3,359,800; and

•	repurchased 1,944,444 shares of its issued and outstanding Common Stock for an aggregate purchase price of $3,169,444.

The Form 8-K included (a) audited financial statements, and related notes, for AIDH and its operating subsidiaries, for the fiscal years ended December 31, 2006 and 2005 (filed as Exhibit 99.1), (b) unaudited condensed consolidated financial statements, and related notes, for AIDH and its operating subsidiaries, for the fiscal quarters ended June 30, 2007 and 2006 (filed as Exhibit 99.2), and (c) pro forma unaudited consolidated financial information for the six months ended June 30, 2007 and the year ended December 31, 2006 (filed as Exhibit 99.3).

On October 25, 2007, the Company filed Amendment No. 1 to the Form 8-K (“Amendment No. 1”) to amend and restate the Form 8-K in its entirety in order to, among other things:

•	disclose the change in the Company’s fiscal year, as of October 9, 2007, from a fiscal year ending March 31 to a fiscal year ending on December 31; and

•
disclose the Company’s sale, as of October 19, 2007, of an additional 2,846,746 units of its securities, consisting of (i) 2,846,746 shares of Common Stock, (ii) three-year warrants to purchase 569,346 shares of Common Stock, at an exercise price of $2.04 per share, and (iii) two-year warrants to purchase 2,846,746 shares of Common Stock, at an exercise price of $3.26 per share, for an aggregate purchase price of $4,640,200.

On November 19, 2007, the Company filed with the SEC a Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2007, which related to the Company’s business and operations prior to the Reverse Merger.  Simultaneously, the Company filed Amendment No. 2 to the Form 8-K (“Amendment No. 2”) in order to, among other things:

•
include unaudited condensed consolidated financial statements, and related notes, for AIDH and its operating subsidiaries, for the fiscal quarters ended September 30, 2007 and 2006 (filed as Exhibit 99.4);

•	include pro forma unaudited consolidated financial information for the nine months ended September 30, 2007 and the year ended December 31, 2006 (filed as Exhibit 99.5); and

•	include information regarding a change in the Company’s certifying accountant, effective as of November 19, 2007.

This Amendment No. 3 to the Form 8-K (“Amendment No. 3”), which is being filed in response to comments from the Staff of the SEC, includes revised versions of the (a) audited financial statements, and related notes, for AIDH and its operating subsidiaries, for the fiscal years ended December 31, 2006 and 2005 (filed as Exhibit 99.1), (b) unaudited condensed consolidated financial statements for AIDH and its operating subsidiaries, for the fiscal quarters ended September 30, 2007 and 2006 (filed as Exhibit 99.4), and (c) pro forma unaudited consolidated financial information for the nine months ended September 30, 2007 and the year ended December 31, 2006 (filed as Exhibit 99.5). The Company has added Note 15 to its footnotes to the audited financial statements for AIDH and its operating subsidiaries for the fiscal years ended December 31, 2006 and 2005, to discuss the applicable adjustments. The Company has added Note 21 to its footnotes to the unaudited consolidated financial statements of AIDH and its operating subsidiaries for fiscal quarters ended September 30, 2007 and 2006, to discuss the applicable adjustments.  With respect to the pro forma unaudited consolidated financial information for the nine months ended September 30, 2007 and the year ended December 31, 2006, the following adjustments have been made:

AS PREVIOUSLY REPORTED:

	EmeraldDairy	American International Dairy Holdings	Adjustments	Pro Forma

Pro Forma Balance Sheet, September 30, 2007
Cash and cash equivalents	$—	$3,795,003	$1,190,356	$4,985,359
Total current assets	—	11,650,939	1,190,356	12,841,295
Total assets	—	14,004,261	1,190,356	15,194,617
Accounts payable and accrued expenses	7,875	2,349,390	(7,875)	2,349,390
Loan from shareholder	32,483	2,191,285	(32,483)	2,191,285
Total current liabilities	40,358	5,335,588	(40,358)	5,335,588
Common stock	694	10	27,787	28,491
Additional paid-in capital	161,423	1,019,871	1,002,396	2,183,690
Retained earnings	(202,475)	7,178,699	202,475	7,178,699
Total stockholders equity	(40,358)	8,668,673	1,230,714	9,859,029
Total liabilities and stockholders equity	—	14,004,261	1,190,356	15,194,617

Pro Forma Statement of Operations, September 30, 2007
Basic and Diluted Earnings Per Share	$(0.05)	$293.69	—	$156.16
Basic and Diluted Weighted Average Shares Outstanding	262,061	10,000	—	10,000

Pro Forma Statement of Operations, December 31, 2007
Basic and Diluted Earnings Per Share	$(0.06)	$269.26	—	$0.10
Basic and Diluted Weighted Average Shares Outstanding	175,588	10,000	—	26,546,712

AS CORRECTED:

	Emerald Dairy	American International Dairy Holdings	Adjustments	Pro Forma
Pro Forma Balance Sheet, September 30, 2007
Cash and cash equivalents	$—	$3,795,003	$1,151,394	$4,946,397
Total current assets	—	11,650,939	1,151,394	12,802,333
Total assets	—	14,004,261	1,151,394	15,155,655
Accounts payable and accrued expenses	6,663	2,349,390	(6,663)	2,349,390
Loan from shareholder	32,299	191,285	(32,299)	191,285
Total current liabilities	38,962	3,335,588	(38,962)	3,335,588
Common stock	694	24,306	3,491	28,491
Additional paid-in capital	161,423	2,995,575	987,730	4,144,728
Retained earnings	(201,079)	7,178,699	201,079	7,178,699
Total stockholders equity	(38,962)	10,668,673	1,190,356	11,820,067
Total liabilities and stockholders equity	—	14,004,261	1,151,394	15,155,655

Pro Forma Statement of Operations, September 30, 2007
Basic and Diluted Earnings Per Share	$(0.05)	$0.12	—	$0.11
Basic and Diluted Weighted Average Shares Outstanding	262,061	23,809,424	—	26,546,712

Pro Forma Statement of Operations, December 31, 2007
Basic and Diluted Earnings Per Share	$(0.06)	$0.13	—	$0.13
Basic and Diluted Weighted Average Shares Outstanding	175,588	20,416,658	—	21,111,082

Pursuant to Rule 12b-15 under the Securities Exchange Act of 1934, as amended, unaffected items in the Form 8-K, as previously amended, have not been repeated in this Amendment No. 3.  The disclosures in this Amendment No. 3 continue to speak as of the date of the Form 8-K, Amendment No. 1 and Amendment No. 2, as applicable, and do not reflect events occurring after those filings.  Accordingly, this Amendment No. 3 should be read in conjunction with the Company’s other filings made with the SEC subsequent to the filing of the Form 8-K, Amendment No. 1 and Amendment No. 2, including any amendments to those filings.  The filing of this Amendment No. 3 shall not be deemed an admission that the Form 8-K, Amendment No. 1 or Amendment No. 2 included any untrue statement of material fact or omitted to state a material fact necessary to make a statement not misleading.

Item 9.01. Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), the Company’s (i) audited financial statements for the fiscal years ended December 31, 2006 and 2005, as amended, are filed in this Form 8-K/A as Exhibit 99.1, and (ii) unaudited financial statements for the nine-month interim periods ended September 30, 2007 and 2006, as amended, are filed in this Form 8-K/A as Exhibit 99.4.

(b)           Pro Forma Financial Information.

In accordance with Item 9.01(b), the Company’s pro forma unaudited consolidated financial statements for the nine months ended September 30, 2007 and the year ended December 31, 2006, as amended, are filed in this Form 8-K/A as Exhibit 99.5.

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Form 8-K/A.

Exhibit No.	Description

99.1	Audited financial statements for the fiscal years ended December 31, 2006 and 2005, as amended

99.4	Unaudited financial statements for the nine months ended September 30, 2007 and 2006, as amended

99.5	Pro forma unaudited consolidated financial statements for the nine months ended September 30, 2007 and the year ended December 31, 2006, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD DAIRY INC.
(Registrant)

Date:	January 14, 2009	By:	/s/ Yang Yong Shan
Yang Yong Shan
Chairman, Chief Executive Officer and President